UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2015

Date of Report (Date of earliest event reported)

Luminar Media Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54958	45-2283057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 Van Dyke Rd., Suite 313 Tampa, FL	33558
(Address of principal executive offices)	(Zip Code)

514-298-4775

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws

The Company has filed an amendment to its articles of incorporation with the State of Delaware changing the Company’s name to Luminar Media Group, Inc. In conjunction with the name change the Company has changed its symbol to LRGR.  The Company has been notified by FINRA that the name change and symbol change became effective on August 26, 2016.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description

3.1Amendment to the Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/Tony Khoury _______________________________________ Tony Khoury, Director/Secretary

Date: August 30, 2016